Exhibit 10.9
ASSIGNMENT AND CONVEYANCE
COMMONWEALTH OF PENNSYLVANIA
INTRODUCTION
     THIS ASSIGNMENT AND CONVEYANCE (this “Conveyance”) from each person executing this agreement on the signature pages hereto under the heading “Assignor” (collectively, “Assignor”), to ENERGY CORPORATION OF AMERICA, a West Virginia corporation, with offices at 4643 South Ulster Street, Suite 100, Denver, Colorado 80237-2867 (“Assignee”), is delivered to be effective as of [7:00 a.m., Eastern Time, April 1, 2010] (the “Effective Time”). Assignor and Assignee are sometimes referred to herein individually as a “Party” and collectively as “Parties.”
RECITALS
     A. Assignor owns certain Working Interests (as defined below) in the wellbores described on Exhibit A attached hereto (the “Wells”).
     B. Assignor desires to convey to Assignee, and Assignee desires to receive from Assignor, such Working Interests.
AGREEMENT
     Section 1. The Conveyance. For and in consideration of good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor has, subject to the terms of this Conveyance, BARGAINED, SOLD, GRANTED, CONVEYED, TRANSFERRED, ASSIGNED, SET OVER, and DELIVERED, and by these presents does hereby BARGAIN, SELL, GRANT, CONVEY, TRANSFER, ASSIGN, SET OVER and DELIVER unto Assignee, all of Assignor’s right, title and interest in and to the working interest in and to the oil and gas which may be produced from the Wells (the “Working Interests”).
     Each Assignor excepts and reserves from the Working Interests for itself and its successors and assigns a perpetual net overriding royalty interest (the “Royalty Interests”), the terms and conditions of which are set forth on Annex I attached hereto.
     Section 2. Habendum Clause. TO HAVE AND TO HOLD the Working Interests, subject to the Royalty Interests, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Assignee, its successors and assigns.
     Section 3. Warranty. Assignor warrants to Assignee, its successors and assigns, that the Working Interests are free of all encumbrances, liens or other burdens created by, through, or under Assignor, but not otherwise, except for the Royalty Interests.
     Section 4. Successors and Assigns. This Conveyance binds and inures to the benefit of Assignor, Assignee and their respective successors, assigns, and legal representatives.

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     Section 5. Governing Law. WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, THIS CONVEYANCE SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA (EXCLUDING CHOICE OF LAW AND CONFLICT OF LAW RULES).
     Section 6. Further Assurances. Each Party shall execute, acknowledge, and deliver to the other Party all additional instruments and other documents reasonably required to describe more specifically any interests subject hereto, to vest more fully in Assignee the Working Interest conveyed (or intended to be conveyed) by this Conveyance, or to evidence or effect any transaction contemplated by this Conveyance
     Section 7. Counterpart Execution. This Conveyance may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one Conveyance.
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     IN WITNESS WHEREOF, each Party has caused this Conveyance to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Conveyance, to be effective as of the Effective Time.

ASSIGNOR

[ ]

By:
Name:
Title:

Signature Page to Assignment and Conveyance

ASSIGNEE

ENERGY CORPORATION OF AMERICA

By:
Name:
Title:

Prepared by:

Signature Page to Assignment and Conveyance

THE STATE OF                       §
                                                  §
COUNTY OF                           §
     On this, the                       day of                      , 2010, before me                      , a Notary public, personally appeared                      , who acknowledged himself to be the                       of                      , a                      , and that he as such                      , being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the                       by himself as                     .
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]

My Commission Expires:
Signature Page to Assignment and Conveyance

THE STATE OF                       §
                                                  §
COUNTY OF                           §
     On this, the                       day of                      , 2010, before me                     , a Notary public, personally appeared                      , who acknowledged himself to be the                       of                      , a                      , and that he as such                      , being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the                       by himself as                      .
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]

My Commission Expires:
Signature Page to Assignment and Conveyance

Exhibit A
(Attached hereto)
Exhibit A

Annex I
(Attached hereto.)
Annex I